UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2003

Zhone Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50263	94-3333763
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 Oakport Street Oakland, California	94621
(Address of principal executive offices)	(Zip Code)

(510) 777-7000

(Registrant’s telephone number, including area code)

Item 5. Other Events.

On July 27, 2003, Zhone Technologies, Inc., a Delaware corporation (“Zhone”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tellium, Inc., a Delaware corporation (“Tellium”), and Zebra Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Tellium (“Merger Sub”), pursuant to which Merger Sub will merge with and into Zhone, with Zhone surviving as a wholly-owned subsidiary of Tellium (the “Merger”). In connection with the Merger, Tellium’s name will be changed to Zhone Technologies, Inc. The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Zhone and Tellium issued a joint press release dated July 28, 2003, which is filed as Exhibit 99.1 hereto and incorporated herein by reference, announcing the execution of the Merger Agreement.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

2.1	Agreement and Plan of Merger by and among Tellium, Inc., Zebra Acquisition Corp. and Zhone Technologies, Inc., dated as of July 27, 2003

99.1	Joint Press Release of Zhone Technologies, Inc. and Tellium, Inc. dated July 28, 2003 regarding the proposed merger

99.2	Form of Voting Agreement by and among Tellium, Inc., Zebra Acquisition Corp. and certain stockholders of Zhone Technologies, Inc.

99.3	Form of Voting Agreement by and among Zhone Technologies, Inc. and certain stockholders of Tellium, Inc.

99.4	Press Release dated July 28, 2003 regarding financial information for Zhone for the quarter ended June 30, 2003

Item 12. Results of Operations and Financial Condition.

On July 28, 2003, Zhone issued a press release announcing the Company’s financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 12 and Exhibit 99.4 attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be deemed to be incorporated by reference into any filing with the SEC made by Zhone whether before or after the date hereof, regardless of any general incorporation language contained in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zhone Technologies, Inc.

Date: July 28, 2003

	By:	/s/ Morteza Ejabat
Morteza Ejabat Chief Executive Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

2.1	Agreement and Plan of Merger by and among Tellium, Inc., Zebra Acquisition Corp. and Zhone Technologies, Inc., dated as of July 27, 2003

99.1	Joint Press Release of Zhone Technologies, Inc. and Tellium, Inc. dated July 28, 2003 regarding the proposed merger

99.2	Form of Voting Agreement between Tellium, Inc., Zebra Acquisition Corp. and certain stockholders of Zhone Technologies, Inc.

99.3	Form of Voting Agreement by and among Zhone Technologies, Inc. and certain stockholders of Tellium, Inc.

99.4	Press Release dated July 28, 2003 regarding financial information for Zhone for the quarter ended June 30, 2003